[Letterhead of Wayne Savings Bancshares, Inc.]

June 25, 1998


Dear Stockholder:

We cordially invite you to attend the 1998 Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. (the "Company").
The Annual Meeting will be held at the Black Tie Affair
Conference Center, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m.,
Ohio time, on July 23, 1998.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

At the Annual Meeting, stockholders will be requested to (i) elect three directors of the Company and (ii) ratify the appointment of Grant Thornton LLP as auditors for the Company's fiscal year ending March 31, 1999.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 1998 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Charles F. Finn

Charles F. Finn
Chairman, President and Chief Executive Officer

                 WAYNE SAVINGS BANCSHARES, INC.
                     151 North Market Street
                      Wooster, Ohio  44691
                         (330) 264-5767

                            NOTICE OF
               1998 ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On July 23, 1998

     Notice is hereby given that the 1998 Annual Meeting of Wayne
Savings Bancshares, Inc. (the "Company") will be held at the Black Tie Affair Conference Center, 50 Riffel Road, Wooster,
Ohio, on July 23, 1998 at 10:00 a.m. Ohio time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company; and

     2.   The ratification of the appointment of Grant Thornton
LLP as auditors for the Company for the fiscal year ending March
31, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on June 12, 1998, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                              By Order of the Board of Directors

                              /s/ Charles F. Finn


                              Charles F. Finn
                              Chairman, President and Chief
                               Executive Officer


Wooster, Ohio
June 25, 1998

                         PROXY STATEMENT


                 WAYNE SAVINGS BANCSHARES, INC.
                     151 North Market Street
                      Wooster, Ohio  44691
                         (330) 264-5767

                            NOTICE OF
               1998 ANNUAL MEETING OF STOCKHOLDERS
                          July 23, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Black Tie Affair Conference Center, 50 Riffel Road, Wooster, Ohio, on July 23, 1998, at
10:00 a.m., Ohio time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 25, 1998.

                      REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock, par value $1.00 per share ("Common Stock") as of the close of business on June 12, 1998 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 2,483,481 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of shares present in person or by proxy and entitled to vote; broker non-votes will not be counted as shares present and entitled to vote. Wayne Savings Bancshares, M.H.C., the Company's parent mutual holding company (the "Mutual Holding Company"), which owns a majority of the outstanding Common Stock, has indicated its intention to vote in favor of all matters presented to stockholders at the Annual Meeting, which would ensure the approval of such matters.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of June 12, 1998, the shares of Common Stock beneficially owned by all directors and executive officers as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock. This information is based solely upon information supplied to the Company and the filings required pursuant to the Exchange Act.


                        Amount of Shares
                        Owned and Nature        Percent of Shares
Name and Address of       of Beneficial          of Common Stock
Beneficial Owners         Ownership (1)             Outstanding

Wayne Savings Bankshares,    1,286,380                 51.8%
 M.H.C. (2)
151 North Market Street
Wooster, Ohio 44691

All Directors and Executive    215,093 (3)              8.7
 Officers as a Group
 (11 persons)

------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of the Mutual Holding Company.
(3) Includes 15,496 shares of common stock underlying options granted pursuant to The Wayne Savings and Loan Company 1993 Stock Option Plan for Outside Directors and 20,652 shares subject to options under The Wayne Savings and Loan Company 1993 Incentive Stock Option Plan that may be exercised within 60 days of the date as of which beneficial ownership is being determined.

                PROPOSAL I ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of seven members. The Company's Bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year-period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Donald E. Massaro, Russell L. Harpster and Terry A. Gardner, each of whom is currently a member of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                                            Shares of
                                                                           Common Stock
                             Positions                                     Beneficially
                            Held in the           Director  Current Term   Owned on the      Percent
Name                   Age   Company              Since(1)   To Expire     Record Date      Of Class
---------------------------------------------------------------------------------------------------
                                                        NOMINEES


Donald E. Massaro      69  Director               1990      1998           15,554 (4)      *
Russell L. Harpster    63  Director               1979      1998           36,650 (5)      1.5
Terry A. Gardner       51  Director               1994      1998           29,993          1.2

                                               DIRECTORS CONTINUING IN OFFICE

Charles F. Finn        60  Chairman of the Board, 1976      1999           38,059 (6)      1.5
                           President, and Chief
                           Executive Officer
Joseph L. Retzler      70  Director               1985      1999           14,735 (7)      *
Kenneth G. Rhode       89  Director               1958      2000           44,974          1.8
James C. Morgan        60  Director               1995      2000            1,492          *

                                          EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Wanda Christopher-Finn 55  Executive Vice                                  23,984 (8)      *
                            President
Gary C. Miller         57  Senior Vice President                            8,222 (9)      *
Todd J. Tappel         34  Senior Vice President and                        1,430          *
                            Chief Financial Officer
Anthony Volpe          46  Vice President and Controller                                   *
/TABLE

--------------------------------
(*)  Less than 1%.
(1) The mailing address for each person listed is 151 North Market Street, Wooster, Ohio 44691. Each of the persons listed is also a director or executive officer of the Mutual Holding Company which owns the majority of the outstanding shares of Common Stock.
                          (Footnotes continued on following page)

(Continued from previous page)

(2) Reflects initial appointment to the Board of Directors of Wayne Savings Community Bank (the "Bank," or "Wayne Savings"), the Company's wholly-owned subsidiary.
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(4) Includes options to purchase 5,082 shares pursuant to the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan").
(5) Includes options to purchase 5,207 shares pursuant to the Directors' Plan.
(6) Includes options to purchase 12,383 shares pursuant to the 1993 Incentive Stock Option Plan (the "Stock Option Plan").
(7) Includes options to purchase 5,207 shares pursuant to the Directors' Plan.
(8) Includes options to purchase 7,887 shares pursuant to the Stock Option Plan.
(9) Includes options to purchase 382 shares pursuant to the Stock Option Plan.

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below.
All directors and executive officers have held their present positions for five years unless otherwise stated.

     Kenneth G. Rhode has been Chairman of the Board of the Bank since 1972. He was Chief Executive Officer of Lightning Rod
Mutual and Western Reserve Mutual Insurance Companies of Wooster,
Ohio prior to his retirement in 1988.

     Charles F. Finn has been President and Chief Executive Officer of the Bank since 1983. He has been employed by Wayne Savings for 34 years. Mr. Finn is the spouse of Wanda Christopher-Finn, Executive Vice President of the Company. He was appointed Chairman of the Board of Directors of the Company on September 25, 1997.

     Donald E. Massaro has been affiliated with the Bank for 33 years. He previously was an officer of the Bank and retired in December 1992.

     Russell L. Harpster is an attorney and a partner in the law firm of Henderson, Harpster & Vanosdall in Ashland, Ohio.

     Joseph L. Retzler is President of Retzler Hardware in
Wooster, Ohio.

     Terry A. Gardner is President and General Partner of Terra
Management, Inc., in Wooster, Ohio, a firm involved in the construction and management of multi-family housing projects. He was elected director on October 25, 1994 to fill the unexpired term of a retiring director.

     James C. Morgan is President of Franklin Oil & Gas, Inc. in
Wooster, Ohio. He was elected director on February 28, 1995 to fill the unexpired term of a retiring director.

     Wanda Christopher-Finn is Executive Vice President, Chief
Administrative Officer and has been affiliated with the Bank since 1972. Ms. Christopher-Finn is the spouse of Charles Finn.

     Gary C. Miller became Senior Vice President, Manager of the Loan Origination Division in February 1996 and was promoted to Chief Lending Officer in August 1997. He was previously Vice President, Manager of Mortgage Loans. He has been affiliated with Wayne Savings since 1971.

     Todd J. Tappel joined the Bank in April 1996 as Vice President, Director of Planning. Mr. Tappel was promoted to Senior Vice President in March, 1997 and to Chief Financial Officer in August, 1997. He also serves as the Company's Corporate Secretary. He previously worked for the Office of Thrift Supervision as a federal thrift regulator.

     Anthony Volpe joined the Bank in September, 1997 as Vice
President and Controller. He previously held a similar position with another financial institution.

Meetings and Committees of the Board of Directors

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended March 31, 1998, the Board of Directors held seven regular and no special meetings. During the year ended March 31, 1998, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served.

     The Executive Committee of the Board of Directors consists of Directors Kenneth Rhode, Charles Finn, Russell Harpster and Joseph Retzler, and meets as necessary between meetings of the full Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee met four times during the year ended March 31, 1998.

     The Executive Committee also serves as the Compensation Committee of the Company, and meets periodically to review the performance of officers and employees and determine compensation programs and adjustments. The Executive Committee met three times in its capacity as the Compensation Committee during the year ended March 31, 1998.

     The Audit Committee consists of Directors Kenneth Rhode, Donald Massaro, Terry Gardner and James Morgan. This Committee meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met two times during the year ended March 31, 1998.

     The Nominating Committee consists of the full Board of Directors. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees, nor established any procedures for this purpose. Any nominations must, however, be made pursuant to applicable provisions of the Company's Bylaws. The Board of Directors met one time in its capacity as the Nominating Committee during the fiscal year ended March 31, 1998.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended March 31, 1998.

Executive Compensation

     The following table sets forth for the fiscal years ended March 31, 1998, 1997 and 1996, certain information as to the total remuneration paid by the Company to the Chief Executive Officer of the Company. Information in the table below has been adjusted for the 5% stock dividend paid in June 1996, and the three-for-two stock split paid in June 1997, and the 10% stock dividend paid in June 1998.

                         Summary Compensation Table

                                                                 Long-Term
                   Annual Compensation                      Compensation Awards

                                                                      Restricted
                                                        Other Annual    Stock         Options/              All Other
  Name and         Year Ended      Salary      Bonus    Compensation   Award(s)         SARs      LTIP     Compensation
Principal Position   March 31,     ($)          ($)          (3)                                 Payout       ($)(4)
--------------------------------------------------------------------------------------------------------------------------

Charles F. Finn       1998        $130,000    $23,000     --          --               --           --         $22,079
Chairman,             1997         120,000     18,000     --          --               --           --          21,893
President and         1996         115,427     12,000     --          --               --           --          12,616
Chief Executive
Officer
/TABLE

(1) No compensation has been deferred at the election of the executive. Does not include benefits pursuant to the Company's Pension Plan. See "Benefits."
(2) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(3) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to Mr. Finn did not exceed the lesser of $50,000 or 10% of his total annual salary.
(4) Includes the market value at March 31 of shares of common stock allocated to Mr. Finn pursuant to the Bank's Employee Stock Ownership Plan.

Employment and Severance Arrangements

     The continued success of the Company depends to a significant degree on the skills and competence of its officers. The Bank entered into severance agreements with certain executive officers, to which the Company has succeeded, including
Charles F. Finn, Chairman, President and Chief Executive Officer of the Company. The severance agreements are intended to assist the Company in maintaining a stable and competent management base by enabling the Company to offer to designated employees certain protections against termination without cause in the event of a "change in control" as defined in the severance agreements.
These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Company may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections. Although the severance agreements may have the effect of making a takeover more expensive to an acquiror, the Company believes that the benefits of enhancing the Company's ability to attract and retain qualified management persons by offering the severance agreements outweighs any disadvantage of such agreements. The Company has not in the past experienced problems attracting and retaining qualified management persons.

     The severance agreements provide that at any time following a "change in control" of the Company, if the officer's employment with the Company is involuntarily, or in certain circumstances voluntarily, terminated during the term of the agreement for any reason other than "cause" (as defined in the agreement), the officer would be entitled to receive a payment in an amount equal to three times the preceding year's base salary. For the purposes of the severance agreements, a "change in control" is defined to include: (i) a plan of reorganization, merger, merger conversion, consolidation, or sale of all or substantially all of the assets of the Company or the Mutual Holding Company or similar transaction in which the Company or Mutual Holding Company is not the resulting entity; (ii) certain changes in the Board of Directors of the Company or the Mutual Holding Company; and (iii) a change in control of the Company or the Mutual Holding Company within the meaning of 12 C.F.R.
Section 574.4. The severance agreements provide for an initial one-year term. At the end of the first year, and each year thereafter, the severance agreements may be extended by the Board of Directors for an additional year.

Directors' Compensation

     Fees.     During the fiscal year ended March 31, 1998, the
Company's directors received no fees for serving on the Company's Board of Directors or committees of the Company. Each outside director who served on the Board of Directors of the Bank during the fiscal year ended March 31, 1998 received a monthly meeting fee of $759 and a monthly retainer of $506. The monthly meeting fee is paid to the director only if the director attends the meeting or has an excused absence. No additional fees were paid for special meetings of the Board of Directors. In addition, the Company paid each Director Emeritus up to two-thirds of the fees such Director Emeritus received in the year prior to being appointed Director Emeritus, excluding committee fees. During the fiscal year ended March 31, 1998, the members of the Executive Committee received an annual fee of $2,000; however, Kenneth Rhode, Chairman of the Board of Directors of the Bank, received a grandfathered executive committee fee of $4,000. Members of the Loan Committee and Audit Committee received an annual fee of $1,800. Directors who attend the monthly meetings of the Company's Asset Review Committee received a fee of $100 for each meeting attended. The Chairman of the Board of Directors of the Bank and Chairman of the Executive Committee received $12,850 in additional fees during the fiscal year ended March 31, 1998. Mr. Finn did not receive any fees as Chairman of the Board of the Company.

     Stock Option Plan for Outside Directors. The Board of Directors of the Bank adopted the 1993 Stock Option Plan for Outside Directors (the "Directors' Plan") in connection with its conversion to stock form in 1993. The Directors' Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. The Directors' Plan authorizes the grant of non-statutory stock options for 34,303 shares (as adjusted) of common stock to non-employee directors of the Company, as adjusted to reflect a 10% stock dividend, three-for-two stock split and 5% stock dividend which were distributed June 10, 1998, June 12, 1997 and June 11, 1996, respectively. The Directors' Plan is a self administering plan that granted to Messrs. Rhode, Harpster, Retzler, and Massaro non-statutory options to purchase 6,861, 5,207, 5,207 and 5,082 shares of Common Stock (as adjusted), respectively. Grants of stock options were determined as follows: options to purchase 5,970 shares (as adjusted) were granted to outside directors with more than 15 years of service; options to purchase 5,207 shares (as adjusted) were granted to each outside director with 5 to 15 years of service; options to purchase 5,082 shares (as adjusted) were granted to outside directors with less than 5 years of service; and options to purchase an additional 891 shares (as adjusted) were granted to the Chairman of the Board. The exercise price of the options is equal to the fair market value of the shares of Common Stock underlying such option on the date the option was granted, or $5.25 per share (as adjusted) of Common Stock for options granted on the date of completion of the Offering. All options granted under the Directors' Plan may be exercised from time to time in whole or in part, and expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

Benefits

     Pension Plan. The Bank makes available to all full-time employees who have attained the age of 21 and completed one year of service with the Bank a defined benefit pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's normal retirement date (i.e., the first day of the month coincident with or next following the later of age 65 or 5 years of participation). These payments are calculated in accordance with a formula based on the employee's "average monthly compensation," which is defined as the highest average of total compensation for five consecutive calendar years of employment. The normal retirement benefit is equal to 29% of the "average monthly compensation" up to the integration level, plus 51% of the "average monthly compensation" in excess of the integration level, reduced for less than 35 years of service. The normal form of benefit is a monthly income payable for life. Optional forms of benefit are available.

     Under the pension plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. Employee benefits under the plan vest as designated in the schedule below:


Completed Years                        Vested
 of Employment                       Percentages
Fewer than 3                              0
3 but less than 4                        20%
4 but less than 5                        40%
5 but less than 6                        60%
6 but less than 7                        80%
7 or more                               100%

     The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on formula described above):


                                 Years of Benefit Service
                 ------------------------------------------------------------
Average
Salary               10        15        20        25        30        35
-----------------------------------------------------------------------------

$ 20,000         $ 2,000    $ 3,000   $ 4,000    $ 4,975   $ 5,975   $  6,975
$ 30,000           3,450      5,175     6,900      8,625    10,350     12,075
$ 50,000           6,375      9,550    12,725     15,900    19,100     22,275
$ 80,000          10,750     16,100    21,475     26,850    32,200     37,575
$100,000          13,650     20,475    27,300     34,125    40,950     47,775

     At March 31, 1998, Mr. Finn had 34 years of credited service under the pension plan.

     Stock Option Plan. The Board of Directors of the Bank adopted the 1993 Incentive Stock Option Plan (the "Stock Plan") in connection with its conversion to stock form in 1993. The Stock Plan was ratified by the Bank's stockholders at the 1993 Annual Meeting. Set forth below is information concerning exercised and unexercisable options held by Mr. Finn at March 31, 1998.

                                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                        FISCAL YEAR-END OPTION VALUE


                                                        Number of Securities
                                                       Underlying Unexercised      Value of Unexercised In-
                                                             Options at            The-Money Options at
                                                           Fiscal Year-End           Fiscal Year-End(2)
                       Shares Acquired      Value
Name                     Upon Exercise   Realized(1)   Exercisable/Unexercisable  Exercisable/Unexercisable

Charles F. Finn             1,100         $22,979          9,686/2,696                $202,340/$56,319
/TABLE

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on March 31, 1998 (based on the price of the last sale reported on the Nasdaq SmallCap Market on March 31,
1998).

Certain Transactions with the Company

     Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, the Bank has extended a loan to Senior Vice President Todd J. Tappel which has been secured by a mortgage on his personal residence. During the fiscal year ended March 31, 1998, the largest amount of the loan outstanding was $118,634. As of March 31, 1998, $117,377 of the loan remained outstanding and Mr. Tappel was being charged an interest rate of 7.125%. All loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Other than as described above, all loans the principal balances of which exceeded $60,000 at any time during the fiscal year ended March 31, 1998, made by the Company to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

     As of March 31, 1998, the aggregate principal balance of loans outstanding for all executive officers and directors, and family members was $209,000.

     Director Russell L. Harpster is a partner in the law firm of Henderson, Harpster & Vanosdall of Ashland, Ohio, which has represented the Company in certain legal matters since 1979. During the fiscal year ending March 31, 1998, the Company paid $11,427 in legal fees to the law firm. No retainer was paid, and the Company was billed for services performed at the firm's hourly rate.

      PROPOSAL II RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of Grant Thornton LLP to be the Company's auditors for the fiscal year ending March 31, 1999, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of Grant Thornton LLP for the Company's fiscal year ending March 31, 1999. A representative of Grant Thornton LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Grant Thornton LLP as the auditors for the fiscal year ending March 31, 1999, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Grant Thornton LLP as auditors for the 1999 fiscal year.

                      STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 151 North Market Street, Wooster, Ohio 44691, no later than February 25, 1999.
Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                          OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                          MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on June 12, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO TODD J. TAPPEL, CORPORATE SECRETARY, WAYNE SAVINGS BANCSHARES, INC., 151 NORTH MARKET STREET, WOOSTER, OHIO 44691.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Charles F. Finn

                              Charles F. Finn
                              Chairman, President and Chief
                               Executive Officer


Wooster, Ohio
June 25, 1998

                 WAYNE SAVINGS BANCSHARES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS
                          July 23, 1998

     The undersigned hereby appoints the official proxy committee consisting of four members of the Board of Directors, who are not named as nominees on the reverse side, with full powers of substitution to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders, to be held at the Black Tie Affair Conference Center, 50 Riffel Road, on July 23, 1998 at 10:00 a.m. Ohio time, and at any and all adjournments thereof, as indicated on the reverse side.

     PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING
THE ENCLOSED POSTAGE-PAID ENVELOPE.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment.

     This proxy is solicited by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

                                                 FOR     WITHHOLD

1. The election as directors of all nominees     / /        / /
   listed below (except as marked to the
   contrary below)

     Terry A. Gardner
     Russell L. Harpster
     Donald E. Massaro

     INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write the name of the nominees(s) in the space provided below.

-----------------------------------------------------------------

                                        FOR    AGAINST    ABSTAIN

2. The ratification of the appointment  / /       / /        / /
   of Grant Thornton LLP as auditors
   for the fiscal year ending
   March 31, 1999.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Wayne Savings
Bancshares, Inc. prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 25, 1998, and audited financial statements.

Dated: -----------------, 1998

               Check Box if You Plan
               to Attend Meeting            /  /


-------------------------     -------------------------
PRINT NAME OF STOCKHOLDER     PRINT NAME OF STOCKHOLDER


-------------------------     -------------------------
SIGNATURE OF STOCKHOLDER      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.